                                                     Draft of September 28, 1999









                                2,250,000 SHARES




                           ULTIMATE ELECTRONICS, INC.



                                  COMMON STOCK





                             UNDERWRITING AGREEMENT

                            DATED OCTOBER     , 1999
                                          ----

                                TABLE OF CONTENTS
SECTION 1.  REPRESENTATIONS AND WARRANTIES ..............................................................2
     A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.......................2
         (a)  COMPLIANCE WITH REGISTRATION REQUIREMENTS..................................................2
         (b)  OFFERING MATERIALS FURNISHED TO UNDERWRITERS...............................................3
         (c)  DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY...........................................3
         (d)  THE UNDERWRITING AGREEMENT.................................................................3
         (e)  AUTHORIZATION OF THE COMMON SHARES.........................................................3
         (f)  NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS.........................................4
         (g)  NO MATERIAL ADVERSE CHANGE.................................................................4
         (h)  INDEPENDENT ACCOUNTANTS....................................................................4
         (i)  PREPARATION OF THE FINANCIAL STATEMENTS....................................................4
         (j)  INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES........................4
         (k)  CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS.............................................5
         (l)  STOCK EXCHANGE LISTING.....................................................................5
         (m)  NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR
                   APPROVALS REQUIRED....................................................................5
         (n)  NO MATERIAL ACTIONS OR PROCEEDINGS.........................................................6
         (o)  INTELLECTUAL PROPERTY RIGHTS...............................................................6
         (p)  ALL NECESSARY PERMITS, ETC.................................................................7
         (q)  TITLE TO PROPERTIES........................................................................7
         (r)  TAX LAW COMPLIANCE.........................................................................7
         (s)  COMPANY NOT AN INVESTMENT COMPANY..........................................................7
         (t)  INSURANCE..................................................................................7
         (u)  NO PRICE STABILIZATION OR MANIPULATION.....................................................8
         (v)  RELATED PARTY TRANSACTIONS.................................................................8
         (w)  NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS................................................8
         (x)  COMPANY'S ACCOUNTING SYSTEM................................................................8
         (y)  COMPLIANCE WITH ENVIRONMENTAL LAWS.........................................................8
         (z)  ERISA COMPLIANCE...........................................................................9
         (aa) YEAR 2000..................................................................................9
     B. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS......................................10
         (a)  THE UNDERWRITING AGREEMENT................................................................10
         (b)  THE CUSTODY AGREEMENT.....................................................................10
         (c)  TITLE TO COMMON SHARES TO BE SOLD; ALL AUTHORIZATIONS OBTAINED............................10
         (d)  DELIVERY OF THE COMMON SHARES TO BE SOLD..................................................10
         (e)  NON-CONTRAVENTION; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED........................10
         (f)  NO REGISTRATION OR OTHER SIMILAR RIGHTS...................................................11
         (g)  NO FURTHER CONSENTS, ETC..................................................................11
         (h)  DISCLOSURE MADE BY SUCH SELLING STOCKHOLDER IN THE PROSPECTUS.............................11
         (i)  NO PRICE STABILIZATION OR MANIPULATION....................................................11
SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES............................................11
         (a)  THE FIRM COMMON SHARES....................................................................11
         (b)  THE FIRST CLOSING DATE....................................................................12
         (c)  THE OPTIONAL COMMON SHARES; THE SECOND CLOSING DATE.......................................12
         (d)  PUBLIC OFFERING OF THE COMMON SHARES......................................................13
         (e)  PAYMENT FOR THE COMMON SHARES.............................................................13
         (f)  DELIVERY OF THE COMMON SHARES.............................................................13


                                       i


         (g)  DELIVERY OF PROSPECTUS TO THE UNDERWRITERS................................................14
SECTION 3.  ADDITIONAL COVENANTS........................................................................14
     A.  COVENANTS OF THE COMPANY.......................................................................14
         (a)  REPRESENTATIVES' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS............................14
         (b)  SECURITIES ACT COMPLIANCE.................................................................14
         (c)  AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES
                   ACT MATTERS..........................................................................14
         (d)  COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS................................15
         (e)  BLUE SKY COMPLIANCE.......................................................................15
         (f)  USE OF PROCEEDS...........................................................................15
         (g)  TRANSFER AGENT............................................................................15
         (h)  EARNINGS STATEMENT........................................................................15
         (i)  PERIODIC REPORTING OBLIGATIONS............................................................15
         (j)  AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES......................................15
         (k)  EXCHANGE ACT COMPLIANCE...................................................................16
     B.  COVENANTS OF THE SELLING STOCKHOLDERS..........................................................16
         (a)  AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES......................................16
         (b)  DELIVERY OF FORMS W-9.....................................................................16
SECTION 4.  PAYMENT OF EXPENSES.........................................................................16
SECTION 5.  CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS...........................................17
         (a)  ACCOUNTANTS' COMFORT LETTER...............................................................18
         (b)  COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION
                   FROM NASD............................................................................18
         (c)  NO MATERIAL ADVERSE CHANGE................................................................18
         (d)  OPINION OF COUNSEL FOR THE COMPANY........................................................18
         (e)  OPINION OF COUNSEL FOR THE UNDERWRITERS...................................................19
         (f)  OFFICERS' CERTIFICATE.....................................................................19
         (g)  BRING-DOWN COMFORT LETTER.................................................................19
         (h)  OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS...........................................19
         (i)  SELLING STOCKHOLDERS' CERTIFICATE.........................................................19
         (j)  SELLING STOCKHOLDERS' DOCUMENTS...........................................................20
         (k)  LOCK-UP AGREEMENT FROM CERTAIN STOCKHOLDERS OF THE COMPANY OTHER THAN
                   SELLING STOCKHOLDERS.................................................................20
         (l)  ADDITIONAL DOCUMENTS......................................................................20
SECTION 6.  REIMBURSEMENT OF UNDERWRITERS' EXPENSES.....................................................20
SECTION 7.  EFFECTIVENESS OF THIS AGREEMENT.............................................................21
SECTION 8.  INDEMNIFICATION.............................................................................21
         (a)  INDEMNIFICATION OF THE UNDERWRITERS.......................................................21
         (b)  INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS................................22
         (c)  NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES........................................23
         (d)  SETTLEMENTS...............................................................................23
SECTION 9.  CONTRIBUTION................................................................................24
SECTION 10.  DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS.........................................25
SECTION 11.  TERMINATION OF THIS AGREEMENT..............................................................26
SECTION 12.  REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY........................................26
SECTION 13.  NOTICES....................................................................................27
SECTION 14.  SUCCESSORS.................................................................................28
SECTION 15.  PARTIAL UNENFORCEABILITY...................................................................28
SECTION 16.  GOVERNING LAW PROVISIONS...................................................................28


                                       ii


SECTION 17.  FAILURE OF ONE OR MORE OF THE SELLING STOCKHOLDERS TO SELL AND
          DELIVER COMMON SHARES.........................................................................29
SECTION 18.  GENERAL PROVISIONS.........................................................................29

                             UNDERWRITING AGREEMENT




                                                            October ____, 1999

BANC OF AMERICA SECURITIES LLC
U.S. Bancorp Piper Jaffray Inc.
  As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

          INTRODUCTORY. Ultimate Electronics, Inc., a Delaware corporation (the "Company), proposes to issue and sell to the several underwriters named in SCHEDULE A (the "Underwriters") an aggregate of 2,000,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock"); and the stockholders of the Company named in SCHEDULE B (collectively, the "Selling Stockholders") severally propose to sell to the Underwriters an aggregate of 250,000 shares of Common Stock. The 2,000,000 shares of Common Stock to be sold by the Company and the 250,000 shares of Common Stock to be sold by the Selling Stockholders are collectively called the "Firm Common Shares". In addition, the Company has granted to the Underwriters an option to purchase up to an additional 337,500 shares (the "Optional Common Shares") of Common Stock as provided in Section 2. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares". Banc of America Securities LLC ("BAS") and U.S. Bancorp Piper Jaffray Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Common Shares.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-87341), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), all documents incorporated or deemed to be incorporated by reference therein, as well as any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; PROVIDED, HOWEVER, if the Company has, with the consent of BAS, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated

September 29, 1999 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

          The Company and each of the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:

          SECTION 1.  REPRESENTATIONS AND WARRANTIES.

          A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS. The Company and, to the knowledge of each Selling Stockholder after due inquiry, each of the Selling Stockholders represents, warrants and covenants to each Underwriter as follows:

               (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. The Company is qualified and eligible under the requirements of Form S-3 and the Securities Act to file the Registration Statement on Form S-3.

          Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

          The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and any Second Closing Date (as defined below), as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (b) OFFERING MATERIALS FURNISHED TO UNDERWRITERS. The Company has delivered to each Representative one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

               (c) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. The Company has not distributed and will not distribute, prior to the later of any Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

               (d) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               (e) AUTHORIZATION OF THE COMMON SHARES. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

               (f) NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, and there are no persons with registration or other similar rights to have any equity or debt securities registered by the Company.

               (g) NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

               (h) INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included and/or incorporated by reference in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act.

               (i) PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included and/or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules or pro forma financial statements are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Financial and Operating Data", "Selected Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

               (j) INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for the pledge of all of the common stock of such subsidiaries to Foothill Capital Corporation pursuant to the Amended and Restated Loan and Security Agreement dated as of November 24, 1998. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule C to this Agreement.

               (k) CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options described in the Prospectus). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

               (l) STOCK EXCHANGE LISTING. The Common Stock (including the Common Shares) is registered pursuant to Section 12(g) of the Exchange Act and is included on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing.

               (m) NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's 10.25% First Mortgage Notes due 2005 and the related

     Indenture, dated as of March 23, 1995, between the Company and Colorado National Bank, and the Amended and Restated Loan and Security Agreement by and among Ultimate Electronics, Inc., Ultimate Akquisition Corp., and Fast Trak, Inc. and Foothill Capital Corporation, dated as of November 24, 1998), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any law, administrative regulation or administrative or court judgment, order or decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, or as may be required under applicable state securities or blue sky laws and from the NASD. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

               (n) NO MATERIAL ACTIONS OR PROCEEDINGS. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (i), (ii) or (iii) (A) there is a reasonable likelihood that such action, suit or proceeding will be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent.

               (o) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess all trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

               (p) ALL NECESSARY PERMITS, ETC. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which is reasonably likely to be the subject of an unfavorable decision and which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is reasonably likely to result in a Material Adverse Change.

               (q) TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in
     Section 1(A)(i) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as (i) are described in the notes to the Company's financial statements included in the Prospectus or (ii) do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

               (r) TAX LAW COMPLIANCE. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

               (s) COMPANY NOT AN INVESTMENT COMPANY. The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

               (t) INSURANCE. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

               (u) NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

               (v) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

               (w) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

               (x) COMPANY'S ACCOUNTING SYSTEM. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (y) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as would not, individually or in the aggregate, result in a Material Adverse Change
     (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. Based on the Company's review and any other information brought to its attention, the Company has reasonably concluded that costs and liabilities associated with compliance with environmental laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, individually or in the aggregate, result in a Material Adverse Change.

               (Z) ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

               (aa) YEAR 2000. All disclosure regarding year 2000 compliance that is required to be described under the Securities Act (including disclosures required by Staff Legal Bulletin No. 5) has been included in the Prospectus. The Company will not incur significant operating expenses or costs to ensure that its information systems will be year 2000 compliant, other than as disclosed in the Prospectus.

          Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

          B. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. In addition to the representations, warranties and covenants set forth in
Section 1(A), each Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

               (a) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               (b) THE CUSTODY AGREEMENT. The Custody Agreement signed by such Selling Stockholder and ________________, as custodian (the "Custodian"), relating to the deposit of the Common Shares to be sold by such Selling Stockholder (the "Custody Agreement") has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               (c) TITLE TO COMMON SHARES TO BE SOLD; ALL AUTHORIZATIONS OBTAINED. Such Selling Stockholder has, and at all times through the First Closing Date will have, good and valid title to all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and, with respect to any entity, under its charter, by-laws, trust agreement or other organizational documents, to enter into this Agreement and its Custody Agreement, to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

               (d) DELIVERY OF THE COMMON SHARES TO BE SOLD. Delivery of the Common Shares which are sold by such Selling Stockholder pursuant to this Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

               (e) NON-CONTRAVENTION; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Custody Agreement will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, any charter, by-laws, trust agreement or other organizational documents of such Selling Stockholder or any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

               (f) NO REGISTRATION OR OTHER SIMILAR RIGHTS. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

               (g) NO FURTHER CONSENTS, ETC. No consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Common Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby.

               (h) DISCLOSURE MADE BY SUCH SELLING STOCKHOLDER IN THE PROSPECTUS. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Common Shares).

               (i) NO PRICE STABILIZATION OR MANIPULATION. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

          Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

          SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.

          (a) THE FIRM COMMON SHARES. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 2,000,000 Firm Common Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters an aggregate of 250,000 Firm Common Shares, each Selling Stockholder selling the number of Firm Common Shares set forth opposite such Selling Stockholder's name on Schedule B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Common Shares set forth opposite their names on SCHEDULE A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company and the Selling Stockholders shall be $___ per share.

         (b) THE FIRST CLOSING DATE. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, 1 New York Plaza, New York, New York (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. East Coast time, on [___], or such other time and date not later than 1:30 p.m. East Coast time, on [___] as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Selling Stockholders hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Stockholders or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

         (c) THE OPTIONAL COMMON SHARES; THE SECOND CLOSING DATE. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 337,500 Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised from time to time on one or more occasions upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on SCHEDULE A opposite the name of such Underwriter bears to the total number of Firm Common Shares and (b) the Company agrees to sell the total number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) requested by the Representatives to be sold. The Representatives may, but have no obligation to, cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

         (d) PUBLIC OFFERING OF THE COMMON SHARES. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

         (e) PAYMENT FOR THE COMMON SHARES. Payment for the Common Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at any Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Common Shares to be sold by the Selling Stockholders shall be made at the First Closing Date by wire transfer of immediately available funds to the order of the Selling Stockholders.

         It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. BAS, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or any Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         Each Selling Stockholder hereby agrees to pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder.

         (f) DELIVERY OF THE COMMON SHARES. The Company and the Selling Stockholders shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Firm Common Shares to be sold by them at the First Closing Date, against the irrevocable release of wire transfers of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase from it at the First Closing Date or any Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least one full business day prior to the First Closing Date (or any Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or any Second Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

         (g) DELIVERY OF PROSPECTUS TO THE UNDERWRITERS. Not later than 5:00 p.m. on the first business day following the date the Common Shares are first released by the Underwriters for sale to the public, the Company shall deliver, or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall request.

                  SECTION 3.  ADDITIONAL COVENANTS.

                  A. COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

               (a) REPRESENTATIVES' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives or their counsel reasonably object.

               (b) SECURITIES ACT COMPLIANCE. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus,
     (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 434 and 462(b), as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or 462(b) were received in a timely manner by the Commission.

               (c) AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary in the view of the Company, the Representatives or their respective counsel to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Company, the Representatives or their respective counsel it is otherwise necessary or appropriate to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to

     Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

               (d) COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representatives may request.

               (e) BLUE SKY COMPLIANCE. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

               (f) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

               (g) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

               (h) EARNINGS STATEMENT. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending [last day of first quarter ending after one year following the effective date] that satisfies the provisions of Section 11(a) of the Securities Act.

               (i) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

               (j) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES During the period of 120 days following the date of the Prospectus, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); PROVIDED, HOWEVER, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders listed on Schedule D hereto of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 120 day period without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS).

               (k) EXCHANGE ACT COMPLIANCE. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

              B. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder further covenants and agrees with each Underwriter:

          (a) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. Such Selling Stockholder will not, without the prior written consent of BAS (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 120 days after the date of the Prospectus.

               (b) DELIVERY OF FORMS W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (if the Selling Stockholder is a United States Person).

         BAS, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or the Selling Stockholders of any one or more of the foregoing covenants or extend the time for their performance.

                  SECTION 4. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares
(including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) subject to the final proviso of this sentence, all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) subject to the final proviso of this sentence, the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with including the Common Shares on the Nasdaq National Market, and (ix) all other fees, costs and expenses of the Company referred to in Item 14 of Part II of the Registration Statement; provided, however, that the total costs, fees and expenses incurred pursuant to clauses (vi) and (vii) by the Underwriters for purposes of U.S. blue sky and NASD regulation shall not, in the aggregate, exceed $10,000 and the total costs, fees and expenses incurred pursuant to clause (vi) for purposes of Canadian securities law compliance shall not exceed $4,000. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

                  Each Selling Stockholder further agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of its obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Stockholder, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholder to the Underwriters hereunder.

                  This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

                  SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, any Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Sections 1(A) and 1(B) hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of any Second Closing Date as though then made, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

               (a) ACCOUNTANTS' COMFORT LETTER. On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional conformed copy of such accountants' letter for each of the several Underwriters).

               (b) COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, any Second Closing Date:

                   (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

                   (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or to the knowledge of the Company threatened by the Commission; and

                   (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

               (c) NO MATERIAL ADVERSE CHANGE OR RATINGS AGENCY CHANGE . For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, in the judgment of the Representatives there shall not have occurred any Material Adverse Change.

               (d) OPINION OF COUNSEL FOR THE COMPANY. On each of the First Closing Date and any Second Closing Date the Representatives shall have received the favorable opinion of Davis, Graham & Stubbs LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as part of EXHIBIT A (and the Representatives shall have received an additional conformed copy of such counsel's legal opinion for each of the several Underwriters).

               (e) OPINION OF COUNSEL FOR THE UNDERWRITERS. On each of the First Closing Date and any Second Closing Date the Representatives shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, dated as of such Closing Date, with respect to the matters set forth in paragraphs 1, 7 (with respect to subparagraph
     (i) only), 8, 9, 10, and 11 and the third-to-last paragraph of EXHIBIT A (and the Representatives shall have received an additional conformed copy of such counsel's legal opinion for each of the several Underwriters).

               (f) OFFICERS' CERTIFICATE. On each of the First Closing Date and any Second Closing Date the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections
     (b)(ii) of this Section 5, and further to the effect that:

                   (i) for the periods from and after January 31, 1999 and from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

                   (ii) the representations, warranties and covenants of the Company set forth in Section 1(A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

                   (iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

               (g) BRING-DOWN COMFORT LETTER. On each of the First Closing Date and any Second Closing Date the Representatives shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this
     Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received an additional conformed copy of such accountants' letter for each of the several Underwriters).

               (h) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. On each of the First Closing Date and any Second Closing Date the Representatives shall have received the favorable opinion of Davis, Graham & Stubbs LLP, counsel for the Selling Stockholders, dated as of such Closing Date, the form of which is included as part of EXHIBIT A (and the Representatives shall have received an additional conformed copy of such counsel's legal opinion for each of the several Underwriters).

               (i) SELLING STOCKHOLDERS' CERTIFICATE. On the First Closing Date the Representatives shall receive a written certificate executed by each Selling Stockholder, dated as of such Closing Date, to the effect that:

                  (i) the representations, warranties and covenants of such Selling Stockholder set forth in Sections 1(A) and 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

                  (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

               (j) SELLING STOCKHOLDERS' DOCUMENTS. On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representatives copies of the Custody Agreement executed by the Selling Stockholders and such further information, certificates and documents as the Representatives may reasonably request.

               (k) LOCK-UP AGREEMENT FROM CERTAIN STOCKHOLDERS OF THE COMPANY OTHER THAN THE SELLING Stockholders. On the date hereof, the Company shall have furnished to the Representatives an agreement in the form of EXHIBIT B hereto from each person listed on Schedule D hereto, and such agreement shall be in full force and effect on each of the First Closing Date and any Second Closing Date.

               (l) ADDITIONAL DOCUMENTS. On or before each of the First Closing Date and any Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to any Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

                  SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If this Agreement is terminated by the Representatives pursuant to Section 5 (other than Section 5(b)(iii)), Section 7, Section 10, Section 11 or Section 17, or if the sale to the Underwriters of the Common Shares on the First Closing Date or any Second Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or either Selling Stockholder to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

                  SECTION 7.  EFFECTIVENESS OF THIS AGREEMENT.

                  This Agreement shall not become effective until the later of
(i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

                  Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholders, or (c) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

                  SECTION 8.  INDEMNIFICATION.

          (a) INDEMNIFICATION OF THE UNDERWRITERS. Each of the Company and each of the Selling Stockholders, jointly and severally, agree (a) to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Selling Stockholders contained herein; or (iv) in whole or in part upon any failure of the Company or the Selling Stockholders to perform their respective obligations hereunder or under law; and (b) to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BAS) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action in accordance with the terms hereof; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus

(or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 (reasonably in advance of the First Closing Date in order to enable the Underwriter to deliver the Prospectus in a timely manner) and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and PROVIDED, FURTHER, that in no event shall any Selling Stockholder be liable under the provisions of this Section 8 for any amount in excess of the net proceeds (after deducting underwriting commissions but before expenses and taxes) such Selling Stockholder received from the sale of Common Shares pursuant to this Agreement. Notwithstanding the foregoing, no Selling Stockholder shall be required to provide indemnification under this Section 8(a) unless (1) the Underwriters shall have made a demand for payment to the Company with respect to the loss, claim, damage, liability or expense and (2) payment shall not have been received from the Company within 30 calendar days after making such demand on the Company. The Company and any Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective liability with respect to indemnification and the reimbursement of expenses for which they each may be responsible. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Selling Stockholders may otherwise have.

          (b) INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and each Selling Stockholder hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table, in the 3rd paragraph, in the 10th paragraph, in the second sentence of the 11th paragraph, in the first sentence of the 12th paragraph, in the second and third sentences of the 13th paragraph and in the first sentence and last sentence of the 14th paragraph under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct.
The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

          (c) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel) representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) SETTLEMENTS. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided that, if at any time an indemnified party requests an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party in good faith (A) reimburses such indemnified party in accordance with such request to the extent it considers such fees and expenses to be reasonable and (B) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  SECTION 9.  CONTRIBUTION.

                  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; PROVIDED, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

                  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 9.

                  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public, and no Selling Stockholder shall be required to contribute any amount in excess of the net proceeds (after deducting underwriting commissions but before expenses and taxes) such Selling Stockholder received from the sale of Common Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in SCHEDULE A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

                  SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or any Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on SCHEDULE A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the

Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6,
Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or any Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this
Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  SECTION 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq National Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change since the execution of this Agreement; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholders, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

                  SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the

Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

                  SECTION 13 NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

         Banc of America Securities LLC
         9 West 57th Street
         New York, New York  10019
         Facsimile:  (212) 847-5565
         Attention:  Joel Van Dusen

   with a copy to:

         Banc of America Securities LLC
         600 Montgomery Street
         San Francisco, California 94111
         Facsimile:  (415) 913-5553
         Attention:  Jeffrey R. Lapic, Esq.

         Fried, Frank, Harris, Shriver & Jacobson
         1 New York Plaza
         New York, New York  10004
         Facsimile:  (212) 859-4000
         Attention:  Valerie Ford Jacob, Esq.

If to the Company:

         Ultimate Electronics, Inc.
         321 West 84th Avenue, Suite A
         Thornton, CO  80260
         Facsimile:  (303) 412-2502
         Attention: Alan E. Kessock

   with a copy to:

         Davis, Graham & Stubbs LLP
         370 17th Street, Suite 4700
         Denver, Colorado  80202
         Facsimile:  (303) 892-9400
         Attention:  Paul Hilton, Esq.

If to the Selling Stockholders:

         Mr. William J. Pearse
         Mrs. Barbara A. Pearse
         c/o Ultimate Electronics, Inc.
         321 West 84th Avenue, Suite A
         Thornton, CO  80260
         Facsimile:  (303) 412-2502

with a copy to:

         Davis, Graham & Stubbs LLP
         370 17th Street, Suite 4700
         Denver, Colorado  80202
         Facsimile:  (303) 892-9400
         Attention:  Paul Hilton, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

                  SECTION 14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and
Section 9, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

                  SECTION 15. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  SECTION 16. (a) GOVERNING LAW PROVISIONS. THIS AGREEMENT SHALL BE GOVERNED BY AND COSNTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

                  (b) CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 17. FAILURE OF ONE OR MORE OF THE SELLING STOCKHOLDERS TO SELL AND DELIVER COMMON SHARES. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholder at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 4, 6, 8 and 9 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholder pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the First Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

                  SECTION 18. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                                     Very truly yours,

                                                     ULTIMATE ELECTRONICS, INC.



                                                      By:
                                                         ---------------------



                                                     WILLIAM J. PEARSE



                                                      --------------------------



                                                     BARBARA A. PEARSE



                                                      --------------------------





         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.

BANC OF AMERICA SECURITIES LLC
U.S. BANCORP PIPER JAFFRAY INC.

Acting as Representatives of the several Underwriters named in the attached Schedule A.

By BANC OF AMERICA SECURITIES LLC



 By:
      --------------------------------

                                  SCHEDULE A


                                                                                       MAXIMUM
UNDERWRITER                                                   NUMBER OF FIRM     NUMBER OF OPTIONAL
                                                               COMMON SHARES      COMMON SHARES TO
                                                              TO BE PURCHASED       BE PURCHASED
                                                              ---------------       ------------
Banc of America Securities LLC............................
U.S. Bancorp Piper Jaffray Inc............................







                                                                 ---------             -------
   Total..................................................       2,000,000             337,500


                                  SCHEDULE B


SELLING STOCKHOLDER                                           NUMBER OF FIRM    MAXIMUM NUMBER
                                                              COMMON SHARES     OF OPTIONAL
                                                              TO BE SOLD        COMMON SHARES
                                                                                TO BE SOLD
William J. Pearse                                                125,000              0

Barbara A. Pearse                                                125,000              0


                                  SCHEDULE C

                                 SUBSIDIARIES

Ultimate Akquisition Corp.
Fast Trak, Inc.

                                  SCHEDULE D

                          PERSONS SUBJECT TO LOCK-UP


William J. Pearse
Barbara A. Pearse
Thomas Hoffman (for trusts)
J. Edward McEntire
David J. Workman
Alan E. Kessock
Neal A. Bobrick
Robert W. Beale
Randall F. Bellows

                                                                       EXHIBIT A


        Opinion of counsel for the Company to be delivered pursuant to
                  Section 5(d) of the Underwriting Agreement

                               October __, 1999



Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
   As representatives of the several
   Underwriters named in Schedule I to the
   Underwriting Agreement referred to below
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

                  Re:    ULTIMATE ELECTRONICS, INC.

Ladies and Gentlemen:

                  We have acted as counsel to Ultimate Electronics, Inc., a Delaware corporation (the "Company"), and to the Selling Stockholders (as defined below) in connection with the issuance and sale (i) by the Company of 2,000,000 shares of the Company's common stock, par value $.01 per share (the "Company Shares"), and (ii) by certain selling stockholders (the "Selling Stockholders") of an aggregate of 250,000 shares of the Company's common stock (the "Selling Stockholder Shares" and, with the Company Shares, the "Shares"), pursuant to the Underwriting Agreement dated October __, 1999 (the "Underwriting Agreement") among the Company, Banc of America Securities LLC and U.S. Bancorp Piper Jaffray Inc., as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters") and the Selling Stockholders.

                  This opinion is being furnished to you pursuant to Sections 5(d) and 5(h) of the Underwriting Agreement. Unless otherwise indicated, all capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

                  In arriving at the opinions expressed below, we have examined signed copies of the registration statement on Form S-3 (Registration No. 333-87341) filed under the Securities Act of 1933, as amended (the "Act"), by the Company with the Securities and Exchange Commission (the "Commission") on September 17, 1999, as amended by Amendment No. 1 filed on September 29, 1999 [and as further amended by Amendment No. 2 filed on October __, 1999] (the "Registration Statement") and the preliminary prospectus, dated September 29, 1999 and the final prospectus filed with the Commission, dated October __, 1999 (the "Prospectus"). We have also examined searches conducted by Search Company International of the court records of
(a) the United States District Court for the District of Colorado and (b) the District Court for the City and County of Denver, pertaining to litigation, tax liens, and judgments involving the Company on file as of various dates no earlier than September __, 1999 (the "Litigation Searches").

                  In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the certificate of incorporation and bylaws of the Company, as amended to the date hereof, such certificates of public officials, officers and representatives of the Company and such other persons and such other documents, and we have made such examinations of law, as we have deemed necessary or appropriate to enable us to render the opinions expressed below. In all such examinations, we have assumed the genuineness of all signatures on original or certified documents and the conformity to the original or certified documents of all documents submitted to us as conformed or photostatic copies.

                  As to certain matters of fact relating to our opinion, with your consent, we have relied upon certificates of officers of the Company. We have assumed the accuracy of all information furnished to us in such certificates and have not independently verified the accuracy of such information. We have also relied upon the accuracy and completeness of the Litigation Searches and the records upon which such searches were based. In rendering the opinions, or portions thereof, in paragraphs 14, 17 and 23 pertaining to the existence of legal or governmental proceedings or orders and court decrees, we have relied solely on the above-referenced officers' certificates and the Litigation Searches.

                  The following opinions are limited solely to applicable federal law of the United States of America, the laws of the State of Colorado and the General Corporation Law of the State of Delaware. We note that the Underwriting Agreement and the Custody Agreement are expressed to be governed by and construed in accordance with the laws of the State of New York. Accordingly, with your consent, all of our opinions regarding the enforceability of the Underwriting Agreement and the Custody Agreement are given based on the assumption that the laws of the State of Colorado are identical with the laws of the State of New York. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the General Corporation Law of Delaware as we have deemed appropriate in connection with the opinions expressed herein. The opinions in paragraphs 1, 3 and 4 as to the qualification of the Company and its subsidiaries to do business and good standing are based solely on good standing certificates from the specified jurisdictions.

                  The phrase "to our knowledge," "known to us" or "known" as used in the opinions expressed herein shall mean the conscious awareness of facts or other information by the attorney signing this opinion and any attorney or paralegal at Davis, Graham & Stubbs who has had active involvement in negotiating the Underwriting Agreement or in preparing or reviewing any part of the Underwriting Agreement, the Registration Statement, the Prospectus or this opinion letter or in performing legal services for the Company during the past twelve months.

                  Based upon and subject to the foregoing and in reliance thereon, we are of the opinion that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

                  3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the jurisdictions set forth in Exhibit A.

                  4. Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to our knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth in Exhibit B.

                  5. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to our knowledge, any pending or threatened claim, except for the pledge of all of the stock of each such subsidiary to Foothill Capital Corporation pursuant to the Amended and Restated Loan and Security Agreement dated as of November 24, 1998.

                  6. The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conforms to the descriptions thereof set forth or incorporated by reference in the Prospectus. All of the outstanding shares of Common Stock (including the shares of Common Stock owned by the Selling Stockholders) have been duly authorized and validly issued, and are fully paid and nonassessable. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Delaware. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference into the Prospectus complies as to form with the requirements for disclosure of such plans, arrangements, options and rights.

                  7. No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to our knowledge, otherwise.

                  8. The Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  9. The Company Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

                  10. Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To our knowledge, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending, contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                  11. The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion is rendered) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

                  12. The Shares have been approved for listing on the Nasdaq National Market.

                  13. The statements (i) in the Prospectus under the captions "Risk Factors--Our Charter, By-Laws and Anti-takeover Protections Could Delay or Prevent an Acquisition or Sale of Ultimate Electronics," "Description of Capital Stock," and "United States Tax Consequences to Non-United States Holders" and (ii) in Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters or the Company's charter or by-law provisions, have been reviewed by us and fairly present in summary form and summarize in all material respects the matters referred to therein.

                  14. To our knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

                  15. To our knowledge, there are no Existing Instruments required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof are correct in all material respects.

                  16. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required for the Company's execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as have been obtained under the Securities Act and as required under applicable state securities or blue sky laws and from the NASD.

                  17. The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (iii) will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Company's 10.25% First Mortgage Notes due 2005 and the related Indenture, dated as of March 23, 1995, between the Company and Colorado National Bank, and the Amended and Restated Loan and Security Agreement by and among Ultimate Electronics, Inc., Ultimate Akquisition Corp., Fast Trak, Inc. and Foothill Capital Corporation, dated as of November 24, 1998 (other than a Default arising under a financial covenant included in the Company's borrowing agreements as a result of performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion is rendered) or (B) any other Existing Instrument filed or incorporated by reference as exhibits to the Registration Statement, the

Company's most recent Form 10-K and all periodic reports filed thereafter or (C) any document listed on Exhibit C hereto; or (iv) will not result in any violation of any law, administrative regulation or administrative or court judgment, order or decree applicable to the Company or any subsidiary (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion is rendered).

                  18. The Company is not, and after receipt of payment for the Company Shares will not be, an "investment company" within the meaning of Investment Company Act.

                  19. To our knowledge, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement.

                  20. To our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws.

                  21. Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion is rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied as to form in all material respects when so filed with the Exchange Act.

                  22. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, each Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  23. The execution and delivery by each Selling Stockholder of, and the performance by each Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, of such Selling Stockholder, or, to our knowledge, violate or contravene any provision of applicable law or regulation, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

                  24. Each Selling Stockholder has good and valid title to all of the Selling Stockholder Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and has the legal right and power, and all authorizations and approvals required, if an entity, under its charter and by-laws, trust agreement or other organizational documents, as the case may be, to enter into the Underwriting Agreement and its Custody Agreement, to sell, transfer and deliver all of the Selling Stockholder Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement and its Custody Agreement.

                  25. The Custody Agreement of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  26. Assuming that the Underwriters purchase the Selling Stockholder Shares which are sold by the Selling Stockholders pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Selling Stockholder Shares pursuant to the Underwriting Agreement will pass good and valid title to such Selling Stockholder Shares, free and clear of any adverse claim.

                  27. To our knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by each Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as have been obtained under the Act and as required under applicable state securities or blue sky laws, and from the NASD.

                  In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion as to (i) the financial statements or schedules or other financial data derived therefrom or (ii) statistical data relating to the real estate matters], included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

                  To the extent that the obligations of the Company may be dependent upon such matters, we assume for purposes of this opinion that the Underwriting Agreement is within the capacity and power of, and has been duly authorized, executed and delivered by, the Underwriters; that it is the legal, valid, binding and enforceable obligation of the Underwriters; and that the Underwriters have the requisite corporate or other organizational power and authority to perform their obligations under the Underwriting Agreement.

                  This opinion is as of the date hereof and we disclaim any undertaking or obligation to advise you of changes which may hereafter be brought to our attention. This opinion is rendered only to you and is solely for your benefit in connection with the above transaction. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                                     Very truly yours,



                                                     DAVIS, GRAHAM & STUBBS LLP

                                    EXHIBIT A


Colorado
Idaho
Iowa
Minnesota
New Mexico
Nevada
Oklahoma
South Dakota
Utah

                                    EXHIBIT B


ULTIMATE AKQUSITION CORP.

Iowa
Minnesota
South Dakota


FAST TRAK INC.

Minnesota
Iowa

                                    EXHIBIT B
September ____, 1999

Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
  As Representatives of the Several Underwriters
c/o Banc of America Securities LLC
9  West 57th Street
New York, New York  10019

RE:      ULTIMATE ELECTRONICS, INC. (the "Company")

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of BAS (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 120 days after the date of the Prospectus. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions. Notwithstanding the foregoing, (1) the undersigned may transfer shares of Common Stock to family trusts for tax planning purposes if such trust agrees in writing to abide by the terms of this letter agreement for the remainder of the 120 day period covered by this agreement and (2) this letter agreement shall not prohibit the disposition of shares of Common Stock by the laws of descent and distribution in the event of the death of the undersigned during the 120 day period covered by this agreement.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

- ----------------------
Printed Name of Holder


By: ----------------------
       Signature


- ------------------------------
Printed Name of Person Signing
(AND INDICATE CAPACITY OF PERSON SIGNING IF
SIGNING AS CUSTODIAN, TRUSTEE, OR ON BEHALF
OF AN ENTITY)